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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549
                          _________________________

                                  Form 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  April 25, 2003

                               DAN RIVER INC.
           (Exact name of registrant as specified in its charter)

                       Commission file number 1-13421



            GEORGIA                          58-1854637
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

          2291 Memorial Drive                24541
          Danville, Virginia                 (Zip Code)
          (Address of principal executive offices)

   Registrant's telephone number, including area code:  (434) 799-7000













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Item 12.  Results of Operations and Financial Conditions.
          -----------------------------------------------

     On April 25, 2003, we filed a news release reporting earnings and other financial information with respect to the first quarter of fiscal 2003. The text of our news release is attached as an exhibit to this Report on Form 8-K.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAN RIVER INC. (Registrant)



Date:  April 25, 2003              /s/ Harry L. Goodrich
                                   ---------------------------------
                                   Harry L. Goodrich
                                   Vice President

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                                   INDEX

Exhibit No.              Description of Exhibit
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99                       Text of Press of Dan River Inc., dated
                         April 25, 2003